                                                             Exhibit 99.8

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                     /s/ Ronald R. Anderson
                           -------------------------------

Printed Name:              Ronald R. Anderson

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                      /s/ Donald Childs
                           --------------------------

Printed Name:              Donald Childs

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                 /s/ Marshall Coyle
                      ---------------------------

Printed Name:         Marshall Coyle

Title:                Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 25th day of April, 2001.


Signature:                       /s/ Kenneth Dierschke
                           --------------------------------

Printed Name:              Kenneth Dierschke

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                        /s/ Wayne Dollar
                           ----------------------------------

Printed Name:              Wayne Dollar

Title:                     Director and First Vice President

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                      /s/ Laurence E. Favreau
                           ---------------------------------

Printed Name:              Laurence E. Favreau

Title:                     Senior Vice President, Chief Financial Officer

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                       /s/ Gino Gianfrancesco
                           ------------------------------

Printed Name:              Gino Gianfrancesco

Title:                     Senior Vice President, Marketing

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                       /s/ Ben M. Gramling, II
                           --------------------------------

Printed Name:              Ben M. Gramling, II

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                       /s/ Bruce L. Hiatt
                           ---------------------------

Printed Name:              Bruce L. Hiatt

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                       /s/ David Hillman
                           ----------------------------

Printed Name:              David Hillman

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                        /s/ Carl B. Loop, Jr.
                           ---------------------------------

Printed Name:              Carl B. Loop, Jr.

Title:                     Chairman of the Board and President

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 12th day of July, 2001.


Signature:                        /s/ Kenneth M. Middleton, II
                           ----------------------------------------

Printed Name:              Kenneth M. Middleton, II

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                          /s/ Bryan Mitchell
                           ----------------------------------

Printed Name:              Oliver Bryan Mitchell

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                        /s/ Sam Moore
                           ------------------------

Printed Name:              Sam Moore

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                       /s/ Donald Patman
                           ---------------------------

Printed Name:              Donald Patman

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                      /s/ Wayne F. Pryor
                           ----------------------------

Printed Name:              Wayne F. Pryor

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                       /s/ Joseph A. Purvis
                           ------------------------------

Printed Name:              Joseph A. Purvis

Title:                     Vice President, General Counsel and Secretary

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                       /s/ Stanley E. Reed
                           -----------------------------

Printed Name:              Stanley E. Reed

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 23rd day of April, 2001.


Signature:                       /s/ Raymond R. Roth, Jr.
                           --------------------------------

Printed Name:              Rick Roth

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 19th day of October, 2000.


Signature:                      /s/ J. Joseph Stroble
                           -----------------------------

Printed Name:              J. Joseph Stroble

Title:                     Senior Vice President, Policy Administration
                           Assistant Secretary

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                       /s/ David Waide
                           -------------------------

Printed Name:              David Waide

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                       /s/ Bobby P. Waters
                           -------------------------------

Printed Name:              Bobby P. Waters

Title:                     Executive Vice President, Chief Executive Officer

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                      /s/ David M. Winkles, Jr.
                           ---------------------------------

Printed Name:              David M. Winkles, Jr.

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                      /s/ Larry B. Wooten
                           ---------------------------

Printed Name:              Larry B. Wooten

Title:                     Director

                                POWER OF ATTORNEY

The undersigned director or officer of Southern Farm Bureau Life Insurance Company (the "Company"), a Mississippi corporation, hereby makes, constitutes, and appoints the Executive Vice President, any Senior Vice President, and the General Counsel of the Company, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent with full power of substitution to each, for him and on his behalf and in his name, place and stead:

         (1) to sign and cause to be filed with the Securities and Exchange Commission, a Notification of Registration on Form N-8A, a registration statement on Form N-8B-2, and a registration statement on Form S-6 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, in connection with the registration of certain variable life insurance policies issued by the Company through Southern Farm Bureau Life Variable Life Account, a separate account established by the Company;

         (2) to sign and cause to be filed with the Securities and Exchange Commission any and all amendments and supplements to such registration statements;

         (3) to withdraw such registration statements, amendments, or supplements; and

         (4) to take any and all other actions of whatever kind or nature in connection with such registration statements, amendments or supplements which said attorneys-in-fact may deem necessary, appropriate or advisable, including, but not limited to, providing any certifications or exhibits, making any requests for acceleration, and signing and causing to be filed any applications for exemption from provisions of the Federal securities laws.

The undersigned hereby ratifies and confirms all actions of any of said attorneys-in-fact hereunder. The actions of each of the attorneys-in-fact shall bind the undersigned as fully as if all of the attorneys-in-fact had acted together.


IN WITNESS WHEREOF, the undersigned has hereto set his hand on this the 16th day of October, 2000.


Signature:                      /s/ J. M. Wright, Jr.
                           -----------------------------

Printed Name:              J. M. Wright, Jr.

Title:                     Director